UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2006

MB FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Maryland	0-24566-01	36-4460265
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

800 West Madison Street, Chicago, Illinois 60607

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (888) 422-6562

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

Forward-Looking Statements

When used in this Current Report on Form 8-K and in other reports filed with or furnished to the Securities and Exchange Commission, in other press releases or other public shareholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases “believe,” “will,” “should,” “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “plans,” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. These statements may relate to MB Financial Inc.’s future financial performance, strategic plans or objectives, revenues or earnings projections, or other financial items. By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements. Statements about the expected timing, completion and effects of our proposed merger with First Oak Brook and all other statements in this report other than historical facts constitute forward-looking statements.

Important factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: (1) expected cost savings and synergies from our proposed merger with First Oak Brook might not be realized within the expected time frames, and costs or difficulties related to integration matters might be greater than expected; (2) the requisite stockholder and regulatory approvals for our proposed merger with First Oak Brook might not be obtained or such regulatory approvals might be received later than expected; (3) the credit risks of lending activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses; (4) competitive pressures among depository institutions; (5) interest rate movements and their impact on customer behavior and net interest margin; (6) the impact of repricing and competitors’ pricing initiatives on loan and deposit products; (7) the ability to adapt successfully to technological changes to meet customers’ needs and developments in the market place; (8) our ability to realize the residual values of our direct finance, leveraged, and operating leases; (9) our ability to access cost-effective funding; (10) changes in financial markets; (11) changes in economic conditions in general and in the Chicago metropolitan area in particular; (12) the costs, effects and outcomes of litigation; (13) new legislation or regulatory changes, including but not limited to changes in federal and/or state tax laws or interpretations thereof by taxing authorities; (14) changes in accounting principles, policies or guidelines; (15) our future acquisitions of other depository institutions or lines of business; (16) our deposit growth and deposit mix resulting from our new deposit gathering strategy may be less favorable than expected; and (17) the impact of the guidance recently prepared by the Office of the Comptroller of the Currency regarding concentrations in real estate lending.

MB Financial does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

Set forth below are investor presentation materials.

2

Jill E. York, Vice President and Chief Financial Officer August, 2006 NASDAQ: MBFI Investor Presentation

When used in this presentation and in filings with the Securities and Exchange Commission, in other press releases or other public shareholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases "believe," "will," "should," "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," "plans," or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. These statements may relate to MB Financial Inc.’s future financial performance, strategic plans or objectives, revenues or earnings projections, or other financial items. By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements. Statements about the expected timing, completion and effects of our proposed merger with First Oak Brook Bancshares, Inc. and all other statements in this report other than historical facts constitute forward-looking statements.Important factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: (1) expected cost savings and synergies from our proposed merger with First Oak Brook might not be realized within the expected time frames, and costs or difficulties related to integration matters might be greater than expected; (2) the requisite stockholder and regulatory approvals for our proposed merger with First Oak Brook might not be obtained or such regulatory approvals might be received later than expected; (3) the credit risks of lending activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses; (4) competitive pressures among depository institutions; (5) interest rate movements and their impact on customer behavior and net interest margin; (6) the impact of repricing and competitors’ pricing initiatives on loan and deposit products; (7) the ability to adapt successfully to technological changes to meet customers’ needs and developments in the market place; (8) our ability to realize the residual values of our direct finance, leveraged, and operating leases; (9) our ability to access cost-effective funding; (10) changes in financial markets; (11) changes in economic conditions in general and in the Chicago metropolitan area in particular; (12) the costs, effects and outcomes of litigation; (13) new legislation or regulatory changes, including but not limited to changes in federal and/or state tax laws or interpretations thereof by taxing authorities; (14) changes in accounting principles, policies or guidelines; (15) our future acquisitions of other depository institutions or lines of business; (16) our deposit growth and deposit mix resulting from our new deposit gathering strategy may be less favorable than expected; and (17) the impact of the guidance recently prepared by the Office of the Comptroller of the Currency regarding concentrations in real estate lending. MB Financial does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the forward-looking statement is made. Forward Looking Statements

Positioned for Superior Performance and Growth Aggressive, New Retail Banking Strategy Unique, Attractive Chicago Presence Tremendous business opportunity $240bn deposits 8,500 middle market businesses Fragmented and unconsolidated Top 3 control<40% Top 10 control<60% High Growth / Strong Financial Performance Track record of historical growth exceeds peers Earnings Balance Sheet Stable margin through interest rate cycles Disciplined acquisition track record

Who Are We? Financial profile1: $5.9bn in assets$4.0bn in loans$4.5bn in deposits$69mm in net income2 Full offering of financial services Commercial banking Retail banking Wealth management Expanding, desirable branch network 62 full service branches in Chicagoland – post FOBB merger Strategically placed to have access to 79% of commercial middle market companies 1 As of or for the six months ended June 30, 2006. 2 Year-to-date 2006 annualized. Chicago MSA

MB Financial Snapshot (Dollars amounts in millions, except per share data) 1 See “Non-GAAP Disclosure Reconciliations” on page 29. 2 Year-to-date 2006 annualized. 1 2 2 1 YTD20002006ChangeAssets$3,287$5,909+79.8%Loans$2,019$3,993+97.8%Deposits$2,639$4,480+69.8%Net income$26.5$68.6+158.9%Fully diluted EPS$1.01$2.38+135.6%Return on equity9.58%13.55%+3.97%Cash return on tangible equity12.79%18.50%+5.71%Net interest margin - FTE3.75%3.66%-0.09%Efficiency ratio65.29%57.31%-7.98%Non-performing loan ratio0.81%0.42%-0.39%

Commercial Banking Largest business unit Targeting middle-market companies with revenues ranging from $5 to $100mm Credit needs up to $20mm Heavy investment in personnel over past 10 years Robust training program for recent college graduates Focused on: Middle-market business financing Treasury management Real estate investor, construction, developer financing Lease banking 16% CAGR $744$995$1,108$1,359$1,667$1,978$2,059$763$793$832$882$977$1,132$1,282$1,507$1,788$1,940$2,241$2,644$3,110$3,341$0$500$1,000$1,500$2,000$2,500$3,000$3,5002000200120022003200420052Q 2006MillionsCommercial and Industrial (includinglease loans)Commercial Real Estate (includingconstruction real estate)

Diversified Loan Portfolio Commercial Loans by Industry Type ($3.3 bn) Loan Portfolio Composition ($4.0 bn) As of June 30, 2006 * Includes Lease Loans. Wholesalers4%Retailers2%Miscellaneous6%Other Real Estate Industries7%Non-residential Building Operators10%Real Estate Developers20%Residential Building Operators8%Private Households12%Finance and Insurance7%Services12%Manufacturing12%Construction16%Commercial Real Estate36%Commercial*32%ResidentialandConsumer16%

Credit Quality Excellent, stable, predictable Improving non-performing loan ratios Loans are granular – typical size is $3 to $6 million; approximately 90% of credits are under $15 million Extensive due diligence prior to acquisitionsAllowance vs. NPL to Total Loans1.14%1.19%1.35%1.40%1.33%1.32%1.20%0.42%0.81%0.78%0.75%0.88%0.71%0.56%0.00%0.20%0.40%0.60%0.80%1.00%1.20%1.40%1.60%2000200120022003200420052Q 2006Allowance to Total LoansNPL to Total Loans

Retail Banking

($ in millions)

- Consumer and small business clients
- Deposit and credit services
  - 10% annual deposit growth over past six years
  - Cost efficient lending platform
  - 15 and 30 year mortgages sold/securitized to manage interest rate risk/capital requirements
- Aggressive, new retail banking strategy – Betsimpsier!
  - Improve deposit mix
  - Improve deposit growth
  - Reduce funding costs


4% CAGR
Residential Real Estate
Consumer Loans
$512
$351
$161
$524
$351
$173
$565
$373
$192
$585
$361
$224
$702
$436
$266
$636
$387
$249
$653
$406
$247
2000
2001
2002
2003
2004
2005
2Q 2006


10% CAGR
Non-Interest Bearing
NOW & MMDA
Savings
Brokered CDs
Time
$2,639
$435
$545
$323
$1,194
$2,822
$474
$583
$336
$1,306
$3,019
$497
$573
$365
$1,423
$3,432
$599
$713
$461
$1,499
$3,962
$674
$817
$535
$272
$1,664
$4,202
$695
$723
$481
$615
$1,688
$4,480
$688
$752
$442
$796
$1,802
2000
2001
2002
2003
2004
2005
2Q 2006

9

Wealth Management Expanding business and capabilities Private Banking Staff are deep generalists Asset Management and Trust Open architecture Objective advice Superior returns Vision Investment Services Brokerage services through MB and other banks Works closely with MB Retail Banking Opportunities Growth within MB’s customer base Continue transition from custody assets to managed assets Will add scale with FOBB merger $1.1$1.6$0.7$0.8$0.9$1.0$0.9$1.4$1.5$1.7$1.0 $0.0$0.5$1.0$1.5$2.0$2.5$3.02000200120022003200420052Q2006BillionsAsset Management and Trust Assets Under ManagementBrokerage Assets Under Management

Positioned for Superior Performance and Growth Aggressive, New Retail Banking Strategy Unique, Attractive Chicago Presence Tremendous business opportunity $240bn deposits 8,500 middle market businesses Fragmented and unconsolidated Top 3 control<40% Top 10 control<60% High Growth / Strong Financial Performance Track record of historical growth exceeds peers Earnings Balance Sheet Stable margin through interest rate cycles Disciplined acquisition track record

Chicago’s Attractive Market Opportunity Total # banks/thrifts 265 53 42 159 132 58 83 144 57 56 Avg. deposits per bank/thrift ($mm) 904 1,453 1,536 354 365 694 446 226 505 445 # banks/thrifts > 1% share 18 9 14 8 16 17 14 20 13 16 Highly fragmented marketSlowly consolidating Source: SNL DataSource. Deposit data for Midwestern MSAs as of June 30, 2005. The Opportunity The $101bn in deposits held by banking institutions outside the top 10 is larger than all other Midwestern MSAs in their entirety $240bn$77bn$56bn$48bn$40bn$37bn$33bn$25bn18.4% 12.5% 40.8% 19.3% 21.7% 35.3% 24.7% 11.1% 11.2% 42.0% 54.1% 62.5% 28.9% 58.5% 58.7% 39.7% 63.2% 61.0% 58.4% 38.8% $65bn$29bnChicagoDetroitClevelandMinneapolisSt. LouisMilwaukeeCincinnatiKansas CityColumbusIndianapolisTop 34-56-10> 10

Chicago MSA Deposit Market Share

As of June 30, 2005

2005 Rank	Institution	Branch Count	Total Deposits in Market ($000)	Total Market Share (%)	Percent of Total Deposits (%)
1	JPMorgan Chase & Co. (NY)	339	38,406,892	16.0	9.1
2	LaSalle Bank Corporation (IL)	142	30,956,884	12.9	61.6
3	BMO Financial Group	196	23,500,697	9.8	96.3
4	Northern Trust Corp. (IL)	18	8,461,138	3.5	56.4
5	Fifth Third Bancorp (OH)	123	8,052,445	3.4	13.3
6	Wintrust Financial Corp. (IL)	68	6,460,053	2.7	95.7
7	Royal Bank of Scotland Group	133	6,446,076	2.7	6.5
8	MAF Bancorp Inc. (IL)	58	5,628,954	2.4	81.3
9	**MB Financial Inc. (IL) (includes FOBB)**	**60**	**5,584,795**	**2.3**	**93.2**
10	Corus Bankshares Inc. (IL)	14	5,500,178	2.3	100.0
11	Citigroup Inc. (NY)	51	5,441,103	2.3	2.6
12	First Midwest Bancorp Inc. (IL)	88	5,434,824	2.3	89.2
13	National City Corp. (OH)	65	4,528,348	1.9	5.6
14	Bank of America Corp. (NC)	42	4,158,882	1.7	0.7
15	FBOP Corp. (IL)	26	2,824,188	1.2	26.9
	Total Chicago MSA	**2,996**	**239,666,690**		

Source: SNL DataSource. Includes pending acquisitions.

13

mb

Positioned for Superior Performance and Growth Aggressive, New Retail Banking Strategy Unique, Attractive Chicago Presence Tremendous business opportunity $240bn deposits 8,500 middle market businesses Fragmented and unconsolidated Top 3 control<40% Top 10 control<60% High Growth / Strong Financial Performance Track record of historical growth exceeds peers Earnings Balance Sheet Stable margin through interest rate cycles Disciplined acquisition track record

Consistent Financial Performance



Net Income ($mm)
NIM / Fed Funds
Net Income
NIM**
Fed Funds
$80
$70
$60
$50
$40
$30
$20
$10
$0
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
$27.0
$31.5
$46.4
$53.4
$64.4
$66.4
$68.6
3.75%
3.73%
4.03%
3.80%
3.79%
3.74%
3.66%
2000
2001*
2002
2003
2004
2005
2006 Annualized

	2000	2001*	2002	2003	2004	2005	2006 Annualized
ROACE	10.1%	10.3%	14.4%	14.5%	14.5%	13.2%	13.6%
Cash ROATCE	12.8	12.9	16.8	18.4	19.5	18.2	18.5
Efficiency Ratio	64.8	60.7	52.8	55.7	53.4	55.1	57.3
NCOs / Avg. Loans	0.15	0.42	0.33	0.37	0.23	0.22	0.10

* Excludes merger charge.
** See "Non-GAAP Disclosure Reconciliations" on page 29.

15

Historical Credit Spreads Credit spreads have been tightening Impacting net interest margins * Bloomberg Industrial Composite one year rates to twelve month Libor. ONE YEAR SPREADS*-1%0%1%2%3%4%5%6%7%07-9607-9707-9807-9907-0007-0107-0207-0307-0407-0507-06A to LIBORBBB to LIBORBB to LIBOR

M&A Highlights 1990-2000 2001 2002 2003 2004 10 Acquisitions ($1.9bn assets) April – FSL Holdings ($222mm assets) November – MOE of MidCity and MB Financial April – Lincolnwood ($228mm assets) August – LaSalle Leasing ($92mm assets) Feb – South Holland ($560mm assets) May – Divest Abrams Centre ($98mm assets) May – First Security Fed ($567mm assets) Disciplined Pricing Attractive Financial Results FSL Holdings 21.7x 9.7x 1.2x 4.3% Lincolnwood 14.4 9.7 1.6 6.9 LaSalle Leasing 10.0 6.3 1.3 N/A South Holland 18.1 10.3 1.2 4.4 First Security Fed 16.8 9.8 1.7 18.8 First Oak Brook 30.4 12.6 2.8 15.8 27% 3.5% 27 4.522 3.4 22 3.5 21 3.5 15 2.2 IRR EPS Accretion* P/E Adjusted is computed as (price – excess equity) / (pre-acquisition core earnings + after-tax cost savings in year one – after tax earnings on excess equity). The impact of purchase accounting accretion is included in the First Oak Brook adjusted P/E. ** Deposits exclude public fund certificates of deposit. Stated Adjusted* P/B Prem/Dep P/E1st Year2006 May – Announced First Oak Brook ($2,362mm assets)

FOBB Transaction Rationale Strategically CompellingProvides MB Financial with core deposit funding for future commercial loan growth First Oak Brook is one of Chicago’s premier deposit gatherers Strong treasury management function generates significant commercial deposits Enhances MB Financial’s branch presence in highly attractive Chicago marketplace Entry / extension into attractive Western suburbs Highly complementary to existing footprint Significantly increases MB Financial’s scale Top 10 presence in Chicago MSA Financially AttractiveGAAP and Cash EPS accretive IRR in excess of 15% Achievable, conservative cost savings assumptions Low-risk transaction integration

Compelling Strategic Combination +++   MB Financial First Oak Brook Combined Asset generation capability 16% annual commercial loan growth* Top 10 deposit market share in Cook County Leasing, broker / dealer and wealth management businesses Deposit gathering expertise 13%+ annual core deposit growth* Top 5 deposit market share in DuPage County Treasury and wealth management and merchant processing businesses Strong earning asset growth supported by low cost core deposit funding Top 10 Chicago MSA deposit market share Enhanced scale and breadth in fee income Unique and valuable Chicago banking franchise * Based on the 2000 – 2005 CAGR.

First Oak Brook is one of Chicago's Premier Deposit Gatherers

	2001	2005	2006	'01-'05 CAGR
Branches	13	21	23	12.7%
Deposits ($bn)	$1.1	$1.9	–	15.0
Deposits / Branch ($mm)	83	91	–	–

2005 branch de novo deposit experience:



Deposits ($ mm)
80
70
60
50
40
30
20
10
0
Branch opened in March '05
$28.1
$52.4
$61.8
$66.6
$69.1
Branch opened in Oct. '05
$49.0
$58.2
$62.4
Branch opened in Oct. '05
$22.7
$28.6
$34.0
Branch opened in Oct. '05
$16.6
$20.5
$22.6
Q2 '05
Q3 '05
Q4 '05
Q1 '06
Q2 '06
Darien
Northbrook
Glencoe
Wheaton

20

Transaction Summary Consideration Per Share: $36.80 in value per First Oak Brook share* Transaction Value: $372mm Consideration Mix: 80% stock / 20% cash Form of Consideration: Fixed number of MB Financial shares of approximately 8.4 million** Fixed cash amount of approximately $74 million** Stock / Cash Election: Shareholders to elect between common stock or cash subject to proration MB Financial Dividend: Commitment to increase to $0.18/share quarterly (post-closing) First Oak Brook Ownership: 23% (fully diluted) Board Seats: 1 to Richard Rieser (First Oak Brook CEO) 1 to Charles Gries (First Oak Brook independent director) Cost Savings: $12.6mm (pre-tax) GAAP EPS Accretion: 2007 2.2% 2008 4.0 Expected Closing: 3rd Quarter 2006 * Based on average MB Financial closing price during five-trading day period ended April 28, 2006. ** Excludes common stock equivalents.

Potential Growth Opportunities First Oak Brook’s liquidity to fund commercial loan growth Increased funding at lower costs Reduce MB Financial’s use of higher cost wholesale funding Reconstitute First Oak Brook’s loan portfolio Redeploy securities portfolio into higher yielding loansFirst Oak Brook securities portfolio represents 36%* of earning assets and yields 4.55%* Commercial RE 22% 37 % Commercial 9 31 Construction 10 16 Residential RE 10 10 Consumer 13 7 Other 6 — Indirect Vehicle 30 — Loan Portfolio Yield 5.95% 7.34 % Loans First Oak Brook* MB Financial* No revenue synergies included in accretion estimates * Data based on first quarter 2006 results.

Positioned for Superior Performance and Growth Aggressive, New Retail Banking Strategy Unique, Attractive Chicago Presence Tremendous business opportunity $240bn deposits 8,500 middle market businesses Fragmented and unconsolidated Top 3 control<40% Top 10 control<60% High Growth / Strong Financial Performance Track record of historical growth exceeds peers Earnings Balance Sheet Stable margin through interest rate cycles Disciplined acquisition track record

Key Investment Considerations Build Chicago market share Strategy Implementation Continue to build Commercial market share Continue to execute Betsimpsier strategy Opportunistic acquisitions Selective de novo expansion Diversify revenue streams Enhance financial performance Continue to build wealth management Opportunistic acquisitions Redeploy FOBB assets into higher yielding commercial loans Grow core deposits and loans Maintain credit quality and cost efficiency Maintain net interest margin 17% EPS growth 17% average cash ROATCE 3.80% average NIM 27bps average charge-off ratio Results since 2000

MBFI Share Price Performance – Since MOE (11/7/01)


260%
240%
220%
200%
180%
160%
140%
120%
100%
80%
MBFI
Midwest Bank Index
+105%
+35%
Nov-01
Apr-02
Sep-02
Feb-03
Jul-03
Dec-03
May-04
Oct-04
Mar-05
Aug-05
Jan-06
Jun-06

25

Non-GAAP Disclosure Reconciliations These materials contain certain financial measures determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Such measures include cash return on tangible equity and net interest margin on a fully tax equivalent basis. Cash return on tangible equity is determined by dividing cash earnings by average tangible stockholders’ equity. The most directly comparable GAAP measure, return on equity, is determined by dividing net income by average stockholders’ equity. Cash earnings excludes from net income the effect of amortization expense for intangible assets other than goodwill (which is not amortized but tested for impairment annually), and average tangible stockholders’ equity excludes from average stockholders’ equity acquisition-related goodwill and other intangible assets, net of tax benefit. We believe that the presentation of cash return on tangible equity is helpful in understanding our financial results, as it provides a method to assess our success in utilizing our tangible capital. Net interest margin on a fully tax equivalent basis is determined by dividing net interest income on a fully tax equivalent basis by average interest-earning assets. The most directly comparable GAAP measure, net interest margin, is determined by dividing net interest income by average interest-earning assets. The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 35% tax rate. We believe that it is a standard practice in the banking industry to present net interest margin on a fully tax equivalent basis, and accordingly believe that providing this measure may be useful for peer comparison purposes. The following tables reconcile cash earnings to net income, average tangible stockholders’ equity to average stockholders’ equity and net interest margin on a fully tax equivalent basis to net interest margin for the periods presented: (dollars in thousands)

Non-GAAP Disclosure Reconciliations 1st Half2000200120022003200420052006Net income, as reported26,548$ 29,951$ 45,829$ 52,567$ 63,128$ 64,754$ 34,285$ Plus: Intangible amortization, net of tax benefit3,0223,212631754660645309Cash earnings29,570$ 33,163$ 46,460$ 53,321$ 63,788$ 65,399$ 34,594$ Average stockholders' equity263,917$ 290,120$319,376$362,151$ 435,419$ 492,513$ 510,231$ Less: Goodwill27,63430,43940,77367,391101,314123,879125,097Less: Other intangible assets, net of tax benefit5,0492,0821,9144,6927,4538,4968,028Average tangible stockholders' equity231,234$ 257,599$276,689$290,068$ 326,652$ 360,138$ 377,106$ Cash Return on Tangible Equity - Annualized12.79%12.87%16.79%18.38%19.53%18.16%18.50%1st Half2000200120022003200420052006Net interest margin3.66%3.65%3.97%3.72%3.69%3.63%3.54%Plus: Tax equivalent effect0.09%0.08%0.06%0.08%0.10%0.11%0.12%Net interest margin, fully tax equivalent - Annualized3.75%3.73%4.03%3.80%3.79%3.74%3.66%

Jill E. York, Vice President and Chief Financial Officer August, 2006 NASDAQ: MBFI Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, MB Financial, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the18th day of August, 2006.

MB FINANCIAL, INC.

By:	/s/ Jill E. York
Jill E. York
Vice President and Chief Financial Officer
(Principal Financial and Principal Accounting Officer)